Exhibit 10.24

ATTACHMENT A

ELEVENTH AMENDMENT (2010-1) TO THE

PENSION PLAN FOR EMPLOYEES OF AMPHENOL CORPORATION
AS AMENDED AND RESTATED EFFECTIVE JANUARY 1, 2002

Pursuant to Section 12.1 of the Pension Plan for Employees of Amphenol Corporation as amended and restated effective January 1, 2002 (the “Plan”), the Plan is hereby amended as follows:

1.             Effective December 1, 2010, Section 4.1(a)(1) of Exhibit H (Sidney Hourly: Accrued Benefit) is amended by (a) adding the following new subsection (i), (b) substituting the following subsection (ii) for the existing subsection (i), and (c) renumbering existing subsections (ii) — (x) as subsections (iii) — (xi).  As amended, the provision reads as follows:

(i)            $37.00 for Participants terminating employment in the Eligible Class on or after December 1, 2010;

(ii)           $34.00 for Participants terminating employment in the Eligible Class on or after January 1, 2008, but prior to December 1, 2010;

(iii)          $30.00 for Participants terminating employment in the Eligible Class on or after January 1, 2005, but prior to January 1, 2008;

(iv)          $26.50 for Participants terminating employment in the Eligible Class on or after January 1, 2002, but prior to January 1, 2005;

(v)           $23.50 for Participants terminating employment in the Eligible Class on or after January 1, 1999, but prior to January 1, 2002;

(vi)          $20.50 for Participants terminating employment in the Eligible Class on or after November 1, 1997 but prior to January 1, 1999;

(vii)         $20.00 for Participants terminating employment in the Eligible Class on or after November 1, 1996 but prior to November 1, 1997;

(viii)        $19.00 for Participants terminating employment in the Eligible Class subsequent to October 31, 1993 but prior to November 1, 1996;

(ix)           $18.50 for Participants terminating employment in the Eligible Class subsequent to October 31, 1990 but prior to November 1, 1993;

(x)            $18.00 for Participants terminating employment in the Eligible Class subsequent to November 4, 1989 but prior to November 1, 1990; or

(xi)           $17.00 for Participants terminating employment in the Eligible Class subsequent to October 31, 1987 but prior to November 5, 1989.